UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2019

Potbelly Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36104

Delaware	36-4466837
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

111 N. Canal Street, Suite 850

Chicago, Illinois 60606

(Address of principal executive offices, including zip code)

(312) 951-0600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pete Bassi, Chairman of the Board of Directors (the “Board”) and Chair of the Nominating and Corporate Governance Committee of Potbelly Corporation (the “Company”) has decided not to stand for re-election to the Board at the Company’s 2019 Annual Meeting of the Shareholders, scheduled to be held on May 16, 2019. Mr. Bassi’s decision is not related to any disagreement with the Company or with the Company’s operations, policies, or practices. The Board has selected Dan Ginsberg to serve as the Chairman of the Board and as Chair of the Nominating and Corporate Governance Committee. Mr. Ginsberg has been a member of the Board since 2014.

Ann-Marie Campbell, Chair of the Compensation Committee, and Harvey Kanter, member of the Compensation Committee, have also decided not to stand for re-election to the Board at the Company’s 2019 Annual Meeting of the Shareholders. Neither Ms. Campbell’s nor Mr. Kanter’s decision is related to any disagreement with the Company or with the Company’s operations, policies, or practices.

Item 7.01.	Regulation FD Disclosure.

On March 15, 2019, the Company issued a press release announcing that Pete Bassi, Chairman of the Company’s Board of Directors, Ann-Marie Campbell, Chair of the Compensation Committee, and Harvey Kanter, member of the Compensation Committee have each decided not to stand for re-election at the Company’s Annual Meeting of the Shareholders, as noted in Item 5.02 above. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth be specific reference to such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Potbelly Corporation Press Release dated March 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2019	Potbelly Corporation

	By:	/s/ Thomas Fitzgerald
	Name:	Thomas Fitzgerald
	Title:	Senior Vice President and Chief Financial Officer